CALERES INVESTOR DAY // October 5th, 2023

CALERES

EST ✦ 1878

Famous Footwear | Sam Edelman | Allen Edmonds | Naturalizer | Vionic | Dr Scholls | Franco Sarto | LifeStride | Veronica Beard | Vince | Blowfish | Rykä



WELCOME

Logan Bonacorsi | Vice President of Investor Relations

SAFE HARBOR

UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains certain forward-looking statements and expectations regarding the company's future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) inflationary pressures; (ii) supply chain disruptions; (iii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company's information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company's distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to environmental, social and governance considerations; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company's Annual Report on Form 10-K for the year ended January 28, 2023, which information is incorporated by reference herein and updated by the company's Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

TODAY'S AGENDA

October 5th, 2023 | Convene | 75 Rockefeller Plaza, NYC | 9am – 12pm

Keynote – Caleres: A Leading Force in Footwear	Jay Schmidt
Allen Edmonds – American Heritage Luxury for Men	David Law & Ryan Stowe
Naturalizer – Comfort. It's Why We Exist	Keith Duplain
Vionic – Science That Sets You In Motion	Natelle Baddeley
Sam Edelman Fireside Chat– A Global Fashion Brand	Sam Edelman
Break	
Famous Footwear – The Best Shoe Store for the Millennial Family	Mike Edwards
One Caleres Marketing Ecosystem	Jenny Olsen
Financial Review	Jack Calandra
Culture, Governance and Closing Remarks	Jay Schmidt
Q&A	Management Team


CALERES

JAY SCHMIDT

President and Chief Executive Officer


CAPITAL STOCK TEN MILLION DOLLARS, FULL PAID.
Brown Shoe Company
INCORPORATED.
CABLE ADDRESS "BROWNSHOE"
BROWN
S
MAKE
ST LOUIS, U.S.A.
THE RIGHT WAY
BUSTER BROWN SHAPING LASTS
THE WRONG WAY
IMPROPERLY DESIGNED LASTS


THE CHARMING SPECTATOR
Naturalizer


Life Stride


Wonder
life stride

We made almost a religion of fit...

so that we could guarantee "footprint fit" in each and every pair of Buster Brown Shoes, which are made on what we call "Live-Foot Lasts."

We created a principle of construction called "Tread-Straight," which tends to encourage the child to step straight ahead, like an Indian, without toeing in or toeing out, which is the concern of every mother.


BUSTER BROWN SHOES
For Boys—for Girls

THE SATURDAY EVENING POST, SEPTEMBER 1, 1917

Every place I go I run into people who tell me that they were "brought up" in Buster Brown Shoes. Maybe some of them are just trying to please me, but I presume a large percentage are telling the truth.

I always get a kick out of this, and guess I have a right to be proud of seeing "my baby" giving satisfaction and going stronger than ever after nearly half a century.




EST ✦
1878
WORLD'S EXHI
UNITED SHOE

2023 FORECAST

$2.8B
REVENUE

7.4%
OPERATING MARGIN

>6%
U.S. MARKET SHARE

71%
DIRECT TO CONSUMER


CALERES
EST ✦ 1878


CALERES
EST • 1878
OVER THE LAST THREE YEARS
WE HAVE TRANSFORMED
OUR COMPANY'S PERFORMANCE

ELEVATED OUR BRANDS

ACTIONS

EXITED FOUR BRANDS

Naturalizer, Allen Edmonds, LifeStride, Sam Edelman, Veronica Beard, Vince., Via Spiga, Dr. Scholl's Shoes, Famous Footwear, Blowfish Malibu, Fergie, Carlos, Diane von Furstenberg, Vionic, Ryka, Franco Sarto

CLOSED 150 SPECIALTY STORES

CLOSED OVER 100 FAMOUS FOOTWEAR STORES

STRATEGIC INVENTORY APPROACH

RESTRUCTURED TEAMS AND FUNCTIONS & INVESTED IN CAPABILITIES

RESULTS

- $200MM ECOMM SALES INCREASE*
- 6% LESS INVENTORY
- 245BPS GROSS MARGIN
- 300 BPS OF OPERATING MARGIN
- MORE POWERFUL AND PROFITABLE BRANDS AND STORES
- GAINED MARKET SHARE

STRENGTHENED FINANCIAL FOUNDATION

$220MM INVESTED IN CAPEX

$80MM EXPENSE INVESTMENTS WITH FLAT SG&A $

$180MM BUYBACK AND DIVIDEND

INVESTED IN DESIGN AND INNOVATION, DIGITAL, CONSUMER ANALYTICS, AND SUPPLY CHAIN

RETURNED CASH TO SHAREHOLDERS

ALIGNED INVENTORY WITH DEMAND

REDUCED DEBT

REDUCED SHARE COUNT

6% LESS INVENTORY

$181MM LOWER DEBT

11% REDUCTION IN DILUTED SHARES

Transformation 2019 to 2022

* Includes both web sales and dropship

EPS BASELINE

$4.00+

MORE THAN DOUBLED
THE ANNUAL EARNINGS PER SHARE
BASELINE WITH STRUCTURAL
CHANGES VS. 2019

A LEADING

FORCE IN FOOTWEAR

COMPETITIVE ADVANTAGES



POWERFUL BRANDS



INNOVATIVE PRODUCTS


ALLEN EDMONDS

COMPELLING EXPERIENCES

OUR STRUCTURE

CALERES
EST ✦ 1878

OUR COMPETITIVE ADVANTAGE

LEAD BRANDS

Sam Edelman, Allen Edmonds, Naturalizer, & Vionic

FAMOUS FOOTWEAR

PORTFOLIO BRANDS

Dr. Scholl's , Franco Sarto, LifeStride, Veronica Beard, Vince, Blowfish, & Rykä

ONE CALERES: OUR ACCELERANT TO GROWTH

ONE CALERES CAPABILITIES

SYNERGIES

TEAM & CULTURE

KEY MESSAGES

1

BRAND PORTFOLIO ACCELERATES GROWTH

2

FAMOUS FOOTWEAR GROWS WITH THE MILLENIAL FAMILY

3

ONE CALERES PLATFORM & CAPABILITIES ARE ASSETS TO ACCELERATE GROWTH

4

CALERES DELIVERS STRONG FINANCIAL PERFORMANCE



1

BRAND PORTFOLIO

ACCELERATES

GROWTH

We expect **double-digit** contribution margins in 2023 and beyond with 50% of our revenue to come from our Brand Portfolio by 2026

$1.3B
2023F REVENUE

11%
2023F OPERATING MARGIN

>7%
U.S. MARKET SHARE* WOMENS FASHION FOOTWEAR

*Per Circana

LEAD BRANDS
55% OF REVENUE



ALLEN EDMONDS 1922
PORT WASHINGTON
NATURALIZER
VIONIC
Sam Edelman

PORTFOLIO BRANDS
45% OF REVENUE



VERONICA BEARD
vince.
Blowfish MALIBU
Dr.Scholl's SHOES
FrancoSarto
LifeStride
rykä

CALERES

LEAD BRANDS


Sam Edelman
ALLEN EDMONDS 1922
PORT WASHINGTON
NATURALIZER
VIONIC

25% 2023F CALERES REVENUE

55% BRAND PORTFOLIO REVENUE

11% 2023F OPERATING MARGIN



LEAD BRANDS

GROWTH VECTORS

CUSTOMER

CATEGORY

CHANNEL

GEOGRAPHY



2

FAMOUS FOOTWEAR

GROWS

WITH THE MILLENNIAL FAMILY

We will gain share with the **Millennial family and kids** to **drive profitable growth** and **generate strong cash flow**

FAMOUS FOOTWEAR

MARKET POSITION

SHOE CHAINS MARKET SHARE


22% OVERALL
28% IN KIDS

KIDS PENETRATION


KIDS IN ADULT SIZES
+10%
16%
21%
2019
2023

OMNICHANNEL

860

CONVENIENT STORES

14%

DIGITAL

78%

PENETRATION OF TOP 10 BRANDS

FAMOUS FOOTWEAR

GROWTH VECTORS



KIDS AND FAMILY STRATEGY



FASHION PENETRATION INCLUDING VERTICAL BRANDS



ENGAGING OMNICHANNEL EXPERIENCES



3

ONE CALERES PLATFORM & CAPABILITIES ARE

ASSETS

TO ACCELERATE GROWTH

Caleres as a **whole is greater** than the sum of its parts. We have invested to build **capabilities** that will be an **accelerant to growth**

OUR STRUCTURE

CALERES
EST ✦ 1878

OUR COMPETITIVE ADVANTAGE

LEAD BRANDS		FAMOUS FOOTWEAR		PORTFOLIO BRANDS
Sam Edelman, NATURALIZER, ALLEN EDMONDS 1922 PORT WASHINGTON, VIONIC	⇄		⇄	Dr Scholl's SHOES, Blowfish MALIBU, ryka, VINCE., LifeStride, FrancoSarto, VERONICA BEARD

ONE CALERES: OUR ACCELERANT TO GROWTH

ONE CALERES CAPABILITIES

SYNERGIES

TEAM & CULTURE

OUR STRUCTURE

ACCELERANT TO GROWTH



ONE CALERES CAPABILITIES



SYNERGIES



TEAM & CULTURE


ONE CALERES
CAPABILITIES
SOURCING & LOGISTICS
DIGITAL MARKETING & ANALYTICS
INTERNATIONAL
TECHNOLOGY PLATFORM



ONE CALERES
SYNERGIES
CONSUMER FILE
VERTICAL INTEGRATION
INVESTMENT LEVERAGE
CONSISTENT PERFORMANCE

ONE CALERES

VERTICAL INTEGRATION

GAINS TO BRAND PORTFOLIO:

DISTRIBUTION (860 STORES + ONLINE)

ACCESS TO NEW CONSUMERS

INCREASED BRAND AWARENESS

SCALE

TESTING GROUND

APPROX. 60 BPS GROSS MARGIN IMPROVEMENT

PROFIT TO INVEST IN MARKETING


BRAND PORTFOLIO
2026 Goal:
10% of Famous sales drives 30 bps in CAL gross margin
FAMOUS FOOTWEAR

GAINS TO FAMOUS FOOTWEAR:

FASHION ELEVATION

TREND INJECTION AND SPEED

DIFFERENTIATION VS. COMPETITORS

PROFIT TO INVEST IN MARKETING


ONE CALERES
TEAM & CULTURE
COLLABORATION & KNOWLEDGE SHARING
AMBITION TO ACTION
EDIT TO WIN

3% - 5%
REVENUE GROWTH CAGR

11% - 13%
EPS GROWTH CAGR

LOW-TO-MID
TEENS
ANNUAL TSR TARGET

4
STRONG
FINANCIAL
PERFORMANCE

That generates **long term value** for shareholders

KEY MESSAGES

1

BRAND PORTFOLIO ACCELERATES GROWTH

2

FAMOUS FOOTWEAR GROWS WITH THE MILLENIAL FAMILY

3

ONE CALERES PLATFORM & CAPABILITIES ARE ASSETS TO ACCELERATE GROWTH

4

CALERES DELIVERS STRONG FINANCIAL PERFORMANCE


ALLEN EDMONDS
PORT WASHINGTON
02
VAMP STEAMER


AN AMERICAN HERITAGE
LUXURY BRAND FOUNDED ON
CRAFT AND
QUALITY
IN CREATING CLASSICS


OUR CORE DIFFERENCE
A FOUNDATION OF REVERED ICONS


OUR CORE DIFFERENCE
HANDCRAFTED
IN PORT WASHINGTON


ALLEN EDMONDS
OUR CORE DIFFERENCE
OVER 100 YEARS OF CONCIERGE LEVEL SERVICE
ALLEN EDMONDS
PORT WASHINGTON
ALLEN EDMONDS
PORT WASHINGTON



OUR CORE DIFFERENCE

QUALITY IS THE ORIGINAL SUSTAINABILITY



HANDCRAFTED IN PORT WASHINGTON, WI

INSPIRED BY TRADITION, DEFINED BY LUXURY



AMERICAN MANUFACTURING = QUALITY

—

PW MANUFACTURING INCREASES SPEED, EMPLOYS HIGHER STANDARDS, ENABLES CUSTOMIZATION AND RECRAFTING

—

60% OF OUR MANUFACTURING IS DOMESTIC


RALEIGH DENIM WORKSHOP
RALEIGH

PW STUDIO BRINGS OUR HANDCRAFTED, AMERICAN-MADE POSITIONING TO LIFE FOR OUR STORE CUSTOMER

—

IMMEDIATE INCREASE IN SALES AT STORES REMODELED TO THE PW STUDIO FORMAT

—

PW STUDIO IS THE BLUEPRINT FOR FUTURE STORE GROWTH


WASHINGTON STUDIO
Recraft and Custom Services

HANDCRAFTED IN PORT WASHINGTON, WI

REVERED FOR EXQUISITE CRAFTSMANSHIP

OUR PRODUCT STRATEGY

ICONS FOR EVERYDAY

BOLDER STORYTELLING AND INCREASED SHARE OF CLOSET



PARK AVENUE OXFORD

PARK AVENUE BOOT

PARK AVENUE SNEAKER

OUR PRODUCT STRATEGY

BALANCING ASSORTMENT BY EXPANDING CASUAL

BOLDER STORYTELLING AND INCREASED SHARE OF CLOSET



OLIVER STRETCH-LACE

RANDOLPH BIT SNEAKER

COURTSIDE


OUR PRODUCT STRATEGY
LEGEND SERIES-
COLLABORATIONS
INCREASED CULTURAL RELEVANCE
AND INCLUSIVITY


OUR PRODUCT STRATEGY
CUSTOMER SERVICES, RECRAFT SERVICES AND SIZE INCLUSIVITY
INCREASED CULTURAL RELEVANCE AND INCLUSIVITY


Ship To:
ALLEN EDMONDS
PORT WASHINGTON
Search
PORT WASHINGTON STUDIO
Recraft, Custom & More
Icons
New
Shoes
Extended Sizes
Apparel & Accessories
Shoe Care
Gifts
Sale
CURRENT STATE - 2023
E-COMMERCE
EVOLUTION



BLUEPRINT FOR GROWTH

CONSUMER AND PRODUCT EXPANSION




FOOTWEAR CATEGORY ADJACENCIES
—
LIFESTYLE EXPANSION
—
NEXT GENERATION OF CONSUMERS
—
TOP OF FUNNEL MARKETING


SELECT WHOLESALE DISTRIBUTION
NEW STORES (20 OVER NEXT 4 YEARS)
E-COMMERCE
NEW MARKETS INCLUDING CANADA


BLUEPRINT FOR GROWTH
CHANNEL AND GEOGRAPHIC EXPANSION


10 QUARTERS
OF GROWTH


GROWTH
IN STORES +
OUTSIZED
E-COMMERCE GROWTH


CLEANER DISTRIBUTION
AND REDUCED PROMOTION
40%+
INCREASE IN AUR


HIGHEST
OPERATING
MARGIN
SINCE JOINING CALERES

REAL ESTATE

PROFILE AND TARGET MARKETS



ALLEN EDMONDS STORES
OPPORTUNITY MARKETS

CURRENT STATE - 2023

STORE EVOLUTION


WASHINGTON STUDIO
Recraft and Custom Services
OUR ICONS
PARK AVENUE OXFORD
STRAND OXFORD
HIGGINS MILL BOOT
RANDOLPH PENNY


22
UNITED IN CRAFT


AN ORIGIN OF INNOVATION.
WE PUT WOMEN FIRST FIRST.
THE BEAUTIFUL FIT. SINCE 1927.


We Put Women First. First.


OUR VISION //
EVERY WOMAN IN OUR SHOES
NATURALIZER'S INCLUSIVITY MISSION



COMFORT FOR ALL // THE CONFIDENT EXPLORER

OUR CORE CUSTOMER

SMART | INDEPENDENT | MODERN
MILLENNIAL MINDSET
FASHION FIRST ORIENTATION
ETHNICALLY & RACIALLY DIVERSE
VALUES COMFORT, INCLUSIVITY, SOCIAL PROGRESS

POWERED FOR GROWTH

ACTIONS:

- Clarified consumer target
- Refined brand vision and differentiators
- Elevated and innovated product to align with consumer and vision
- Closed under-performing stores
- Prioritized premium distribution in wholesale channel
- Upgraded digital experience and consumer touchpoints
- Amplified brand transformation through unique campaigns and strategic collaborations
- Developed ambitious growth plan


POWER
POWER

OUR PRODUCT PHILOSOPHY

NATURALIZER


INCLUSIVITY


ICONS AS ANNUITIES


INNOVATION + CULTURE


FOR EVERY WOMAN
NATURALIZER'S INCLUSIVITY MISSION
INCLUSIVE SIZING | TRUE COLORS | REPRESENTATION

THE POWER OF ICONS



Vera



Darry



Maxwell



Morrison



Callie

THE GEN N PROJECT // INNOVATION IS IN OUR DNA


CONTOUR+ TECHNOLOGY


PERFECTING FIT // CONTOURED CALF


WEATHER PROOF

THE GEN N PROJECT // COLLABORATION CULTURE IS IN OUR DNA


Pnina Tornai
FOR NATURALIZER


UNIVERSAL STANDARD


DEEPICA MUTYALA
FOUNDER OF LIVE TINTED

DATA AND LOYALTY DRIVE D2C


ENGAGEMENT
ONLINE BEHAVIOR
DEVICES
DEMOGRAPHICS
TRANSACTION
12:00
Become an Insider | FREE SHIPPING on every. single. order.
First looks. Exclusive perks. Join Now
NATURALIZER INSIDER
FREE SHIPPING. EXCLUSIVE DISCOUNTS. FIRST LOOKS.
Forever elegant styles at your fingertips.
ENJOY THESE SPECIAL BENEFITS //
The beauty of Naturalizer, fit exclusively for you.

ENHANCED BRAND AWARENESS & PERCEPTION

NATURALIZER

VOGUE

FASHION

Is Naturalizer the Sleeper Shoe Brand of Summer?



marie claire

The 14 Best Slingback Heels of 2023



REFINERY29

Calling All Sneakerheads — Here Are The Best Fall 2023 Sneaker Trends



ELLE

These Heels Provide the Best Arch Support So You Can Walk All Day

Oprah Daily

Wardrobe Staples That Will Last Forever



PHOTO: NORDSTROM

SUCCESS METRICS


-37%
IN
PROMOTIONAL
DAYS
2022 VS 2019
+36%
INCREASE
IN AUR
2022 VS 2019
+505 BPS
GROSS PROFIT
2022 VS 2019
4.1
PRODUCT STAR
RATING
#12
CIRCANA (NPD)
WOMEN'S FASHION

#12 Circana ranking through Q2 2023. Star Rating Q2 2023.

GROWTH VECTORS


CONSUMER EXPANSION


CATEGORY EXPANSION


CHANNEL EXPANSION


GEOGRAPHIC EXPANSION

- LOYALTY PROGRAM
- CDP
- COLLABORATIONS & PARTNERSHIPS

- ICONS
- INNOVATION – GENN PROJECT
- INCLUSIVITY

- DTC
- STRATEGIC WHOLESALE PARTNER EXPANSION
- NEW WHOLESALE PARTNERS

- EXISTING MARKET GROWTH
- NEW MARKETS
- DIRECT CANADIAN DISTRIBUTION


NATURALIZER
AN ORIGIN OF INNOVATION.
WE PUT WOMEN FIRST FIRST.
THE BEAUTIFUL FIT. SINCE 1927.


— WE ARE —
VIONIC®
SCIENCE THAT SETS YOU IN MOTION
WE CREATE WEARABLE WELL-BEING FOR YOUR FEET
IN NORTHERN CALIFORNIA.


VIO
PODIATRIST DESIGNE
HEEL STRIKE ZONE
CONTACT ARCH SUPPORT
VIDEO PLAYS

ORIGINAL PROTOTYPE 001

INVENTION. INTENTION.

OUR AHA MOMENT

SYDNEY, AUSTRALIA 1991



SCIENCE IS WHAT LEADS US:

WE BEGAN BY REVOLUTIONIZING MEDIAL ORTHOTICS.
TODAY WE USE THAT SCIENCE TO ENGINEER
A MORE DYNAMIC SHOE.


MARKETPLACE OPPORTUNITY:
THE WELL-BEING MOVEMENT
VIONIC IS UNIQUELY POSITIONED TO TAP INTO THE GROWING CONSUMER CULTURE OF WELLNESS SEEKING, WHICH OFFERS AN OUTSIZED OPPORTUNITY FOR GROWTH.


SCIENCE-BASED SOLUTIONS:
MODERNIZED &
RE-BRANDED THE LEGACY
TECHNOLOGY
VIO MOTION™
TECHNOLOGY
ENERGY. BALANCE.
ALIGNMENT. PREVENTION.
PERFORMANCE.

PRODUCT STRATEGY: POWERED BY VIO MOTION™ TECHNOLOGY


VITALS / ICONS
AS ANNUITIES


VRX RECOVERY
FRANCHISE


PERFORMANCE
WALK


NEW CASUAL
ATHLEISURE
FOCUS


A TRANSFORMED &
BALANCED FOUNDATION
OF ICONS.
THE VITALS COLLECTION.
POWERED BY
VIO MOTION™
TECHNOLOGY
VIONIC
VIONIC
VIONIC


CASE STUDY // 01
NO. 1
SHOE AT CALERES IN WEEKLY RETAIL VOLUME.
ACCELERATING AN ICON.
THE UPTOWN FRANCHISE.
THE ULTIMATE TRAVEL SHOE
FEATURING OUR COLLAPSIBLE CONSTRUCTION &
EXCLUSIVE 360 FLEX TECHNOLOGY.


CASE STUDY // 01
INVESTING TO WIN:
DRIVING MARKETPLACE
MOMENTUM
UNITS
0
5
10
15
20
25
30
35

CASE STUDY // 01


VIONIC VITALS // THE UPTOWN
THE FREEDOM TO FLEX
VIONIC
PERFECTLY PACKABLE


VIONIC
FREE SHIPPING ON ORDERS OVER $100
NEW & NOW
PERFECTLY
PACKABLE


PERFECTLY
PACKABLE
SHOP TRAVEL SHOES

DIRECT MAIL // EMAIL // PAID SOCIAL // POS


CASE STUDY // 02
INNOVATING ON OUR RECOVERY AUTHORITY
VIONIC


TESTED BY HEELUXE™
USING EXCLUSIVE TECHNOLOGY TO ANALYZE PERFORMANCE AGAINST COMPETITIVE STYLES IN CONDITIONS THAT DUPLICATE REAL-WORLD WEAR.
SUPERIOR DYNAMIC STABILITY
SUPERIOR FOOT CONTACT & PRESSURE DISTRIBUTION.


CASE STUDY // 02
A PIPELINE OF NEW TECHNOLOGY.
VIONIC'S ADVANCED RECOVERY COLLECTION:
THE VRX SERIES
COMING SPRING '24
ANATOMICAL OUTSOLE
RUBBER
OUTSOLE
PODS
OPTION


A BRAND TRANSFORMED
BY CALERES & OPTIMIZED
FOR GROWTH
NEW PROVEN LEADERSHIP TEAM
NEW DESIGN TEAM
SUCCESSFUL REBRANDING
ENHANCED PRODUCT AESTHETIC AND MODERNIZED MARKETING TONE
EDIT TO WIN ICONS


SUCCESS METRICS*
CONTACTABLE FILE +48%
SOCIAL MEDIA +10%
ECOMMERCE TRAFFIC +9%
ECOMMERCE PENETRATION +6 BPS
AUR +9%
*2023 YEAR-OVER-YEAR METRICS
INDICATING EARLY SUCCESS
OF REBRAND EFFORTS

GROWTH VECTORS


CONSUMER EXPANSION
CATEGORY EXPANSION
VIONIC
CHANNEL EXPANSION
GEOGRAPHIC EXPANSION

CONSUMER EXPANSION

AGGRESSIVE AWARENESS CAMPAIGN

MEN'S EXPANSION

CATEGORY EXPANSION

PRODUCT INVENTION/INNOVATION

VITALS: EXPAND INTO FRANCHISES

COMPLETE FOOTWEAR LIFESTYLE ASSORTMENT

CHANNEL EXPANSION

DTC

STRATEGIC WHOLESALE EXPANSION

ATHLETIC CHANNEL LAUNCH

GEOGRAPHIC EXPANSION

INFLUENTIAL INDEPENDENT RETAILERS

NEW INTERNATIONAL TERRITORIES (APAC, LATAM)


THEY HAVE GIVEN ME MY LIFE BACK AGAIN. I CAN SHOP. I CAN WALK. I CAN SIT AND RELAX WITH MY SHOES ON. THANK YOU FOR CREATING THESE MIRACULOUS SHOES.
- LYNDA
I AM IN THE PROCESS OF CHANGING OVER ALL MY SHOES AND BOOTS AND BOOTIES AND SNEAKERS TO VIONIC! I WOULD NEVER HAVE BELIEVED THE DIFFERENCE THAT'S SHOES WOULD MAKE IN MY LIFE!
-LIN
IMAGINE A SHOE THAT CAN INFINITELY ENHANCE YOUR DAY


Sam Edelman
PHOTOGRAPHY BY LIBBY EDELMAN
PREPARED BY SAM EDELMAN, A DIVISION OF CALERES


SAM EDELAMN

OUR PURPOSE

WITH AN IRREVERENT AND INNOVATIVE FOUNDER VISION, SAM EDELMAN IS THE GLOBAL CONTEMPORARY FASHION FOOTWEAR LEADER.

OUR COMMITMENT TO BRAND EVOLUTION AND TO OUR CONSUMERS DELIVERS LUXURY, QUALITY AND VALUE FOR AN ASPIRATIONAL, CONTEMPORARY EXPERIENCE.

WE RELATE TO A PERSON WHO NEEDS US - FOR FASHION, COMFORT, QUALITY AND INNOVATION.


SAM&LIBBY
CALIFORNIA
LEGENDS
FN
THE
RING
MASTER
Sam Edelman
Sam Edelman

INDUSTRY TITANS

SAM AND LIBBY EDELMAN

45 YEARS OF BRAND LEGACY

SUCCESS METRICS

AS COMPARED TO 2019



1

GLOBAL SOURCING POWER OF CALERES HAS ENABLED SPEED TO MARKET AGILITY, IMPROVED INITIAL MARGINS, AND DIVERSIFIED COUNTRY OF ORIGIN

2

OPERATING EARNINGS HAVE INCREASED 48%

3

INCREASED AURS BY +17% LEADING TO A STRONGER OVERALL MARGIN PROFILE

4

INCREASED GLOBAL PRESENCE GROWING OUR INTERNATIONAL SALES MORE THAN THREE-FOLD.

5

YTD AUGUST SAM RANKED #10 WOMENS BRAND (UP FROM #17 LY)

6

STRATEGIC MARKETING INVESTMENTS HAVE DRIVEN OWNED E-COMMERCE GROWTH +200%

*RETAIL METRICS PROVIDED BY CIRCANA 08.30.2023

TIMELESS STYLE

THE ICONS





WITH 10 CORE YEAR-ROUND REPLENISHMENT ITEMS, THE BRAND SPEAKS TO CONSUMERS IN EVERY FACET OF THEIR LIFE.
FOR WORK, FOR TRAVEL, FOR LEISURE AND FOR LIFE.


THE LORAINE LOAFER
#3 DRIVER/LOAFER CATEGORY (#5 LY)


THE HAZEL PUMP
#2 PUMPS CATEGORY (#2 LY)


THE BAY SANDAL
#6 FASHION SLIDE CATEGORY (#8 LY)


THE FELICIA BALLET
#4 BALLERINA CATEGORY (#6 LY)


THE ETHYL SNEAKER
#27 FASHION SNEAKER CATEGORY (#47 LY)

*RETAIL METRICS PROVIDED BY CIRCANA 08.30.2023


FUTURE GROWTH
2024 AND BEYOND

DRIVING MARKETSHARE

ATHLETIC EXPANSION

WITH INDUSTRY LEADING PRODUCTS IN DRESS, FLATS, BOOTS, BOOTIES, SANDALS, LOAFERS, THE BRAND RECOGNIZES AN OPPORTUNITY FOR FURTHER GROWTH IN THE SNEAKER CATEGORY.

SNEAKERS YTD REPRESENTS 6% OF TTL BUSINESS

WE RECOGNIZE AN OPPORTUNITY TO MORE THAN DOUBLE OUR SNEAKER BUSINESS.

+11 NEW ATHLETIC PATTERNS FOR SP24



DRIVING MARKETSHARE

ATHLETIC EXPANSION

2023 SNEAKER PROGRAM



2024 SNEAKER PROGRAM - +11 NEW PATTERNS





REVITALIZING RETAIL

CONSUMER LOYALTY

IN THE BACK HALF OF 2023, SAM EDELMAN LOYALTY LAUNCHED WITH A PROGRAM BACKED BY SAMEDELMAN.COM. OFFERING SPECIAL UNIQUE INCENTIVES AND EARLY ACCESS, THE PROGRAM AIMS TO HELP INCREASE REPEAT AND RETAINED CONSUMERS.

KEY GOALS

INCREASE CUSTOMER RETENTION AND REPEAT PURCHASE

DEVELOP CUSTOMER PROFILE

TARGET AND PERSONALIZE ACROSS ALL DIGITAL COMMUNICATION CHANNELS

INCREASE ACQUISITION RATES

R E V I T A L I Z I N G   R E T A I L

OFFLINE EXPERIENTIAL APPROACH

THE BRAND POINTED FOCUS TOWARD EXPERIENTIAL PROGRAMMING TO DRIVE ENGAGEMENT, BRAND AFFINITY AND IMPACT LOYALTY.

WITH POP UPS IN PREMIERE LOCATIONS LIKE PALM BEACH, NANTUCKET AND THE HAMPTONS, THE BRAND WAS ABLE TO REACH LOYAL CONSUMERS IN INFLUENTIAL MARKETS.

83% OF CONSUMERS BELIEVE THAT BRANDS THAT CREATE EXPERIENCES ARE MORE MEMORABLE AND ARE MORE EFFECTIVE AT TARGETING CUSTOMERS*.

*NIELSEN (2019). BRAND EXPERIENCES: THE KEY TO CONSUMER LOYALTY






Sam Edelman
SOUTHAMPTON, NY


Sam Edelman
PALM BEACH, FL


NANTUCKET, MA


Gigi

REINVENTING RETAIL

POINT OF SALE



IN EARLY 2023, SAM EDELMAN EXPANDED ITS SHOP IN SHOP PROGRAM WITH THE ADDITION OF 2 KEY MARKETS WITHIN KEY WHOLESALE OUTPOSTS.

SAM EDELMAN WAS A PART OF A SELECT PILOT PROGRAM OF 3 BRANDS TO ROLL OUT A SHOP IN SHOP CONCEPT WITHIN A KEY RETAILERS ENVIRONMENT.

THE PROGRAM WILL CONTINUE TO 2024 WITH AN EXPANSION OF AN ADDITIONAL 20 DOORS IN KEY MARQUEE MARKETS.

GOING GLOBAL

WORLD OF SAM

INTERNATIONAL CONTINUES TO BE A KEY AREA OF GROWTH FOR SAM EDELMAN,SHOWING SIGNIFICANT GROWTH SINCE 2019, EXPECTING SALES +30% YOY IN 2023. WE EXPECT ADDITIONAL GROWTH OVER THE FORECAST PERIOD.

FY24 PROJECTING +15% VS FY23

SOLD IN 33 COUNTRIES YTD
+10 ADDITIONAL REGIONS BY 2026

GLOBAL EXCLUSIVE PRODUCT = 10% OF THE TOTAL ASSORTMENT.

FALL 2023, BELTS AND APPAREL WILL LAUNCH IN THE MIDDLE EAST, AND OUTERWEAR, BELTS, AND HANDBAGS WILL ALSO BE AVAILABLE IN GREATER CHINA.


MONTERRERY
TEL AVIV
KUWAIT
DUBAI
ICHEON
SEOUL
HONG KONG
MACAU
CHINA
SHANGHAI
BEIJING
SUZHOU
SHENZHEN
XI'AN
TIANJIN
NANNIN
MACAU
HONG KONG
CHENGDU
SANYA
CHONGQING
TAIYUAN
ZHENGZHOU
LUOYANG
SHIJAZHAUNG
KIMNING
QINGDAU
CHENGDU

NEW BEGINNINGS

ONE CALERES

BEGINNING 2024, SAM & LIBBY WILL PIVOT ITS DISTRIBUTION DIRECTION. THE BRAND IS AIMING ITS FOCUS TOWARD SHOE CHAIN RETAILERS AND WILL EXIT MASS MARKET.

WE WILL PARTNER THE RETAIL EXPERTISE OF FAMOUS FOOTWEAR WITH THE DESIGN POINT OF VIEW OF SAM EDELMAN, MARKING A CRITICAL OPPORTUNITY FOR CALERES.

THE FAMOUS FOOTWEAR CONSUMER APPRECIATES DESIGNER FASHION. SAM & LIBBY DELIVERS AN EXCITING NEW FASHION BRAND WITH UNPARRALLED PRODUCT.

IN ADDITION TO FAMOUS FOOTWEAR, SAM & LIBBY WILL BE SOLD IN SELECT RETAILERS NATIONWIDE, LAUNCHING ON MARCH 4.


SAM AND LIBBY


Sam Edelman

THE PLATINUM ANNIVERSARY

20 YEARS OF SAM EDELMAN

2024 MARKS THE PLATINUM 20 YEAR ANNIVERSARY OF THE SAM EDELMAN BRAND. WE WILL BEGIN CELEBRATIONS IN EARLY 2024, AND MESSAGE THROUGHOUT THE DURATION OF THE CALENDAR YEAR. WE WILL HIGHLIGHT THE RICH LEGACY STORY TELLING OF OUR BRAND, AMPLIFYING THE IMPACT SAM EDELMAN HAS HAD ON THE INDUSTRY FOR THE LAST 20 YEARS. WE WILL EMPOWER CONSUMERS TO LEAN INTO OUR HISTORY, WHILE FORGING A PATH FORWARD TOWARD THE FUTURE OF OUR BRAND STORY.

OUR GLOBAL MESSAGING WILL EXTEND ACROSS WHOLESALE, RETAIL, DIGITAL, OUT OF HOME AND EXPERIENTIAL MEDIAS, ARTICULATED WITH SPECIAL MOMENTS CAPTURED THROUGH PRODUCT, ACTIVATIONS, ADVERTISING AND SOCIAL STORY TELLING.

Sam Edelman

20TH ANNIVERSARY

20 YEARS OF STYLE

20 YEARS OF BEING A VISIONARY

20 YEARS OF BEING A DOMINANT FORCE IN FASHION

20 YEARS OF EXPLORATION

20 YEARS OF TAKING CHANCES

20 YEARS OF BOLDNESS

20 YEARS OF DEVELOPING ICONS

20 YEARS OF BUILDING A BRAND

20 ICONS OF STYLE

20 CITIES OF CELEBRATIONS WITH WHOLESALE/RETAIL PARTNERS

FAMOUS
footwear®

Video slide placeholder


FAMOUS footwear
THE BEST SHOE STORE
FOR THE MILLENNIAL FAMILY

SUCCESS METRICS

MAXIMIZING SALES OPPORTUNITY BY ALIGNING INVENTORY TO DEMAND, DISTORTING TOP BRANDS, KEY TRENDS AND KIDS.

+7%
IN TOTAL SALES
With 9% fewer stores

+1.2* POINTS OF MARKET SHARE AND +1.9 POINTS IN KIDS

+114M
Gross Profit improvement driven by a ~500bps increase in margin rate

50% of sales excluded from offers today

+144%
Operating Earnings

+47%
Digital business, representing, 14% of our total sales

+7%
Inventory turn vs pre-pandemic

Metrics compared to 2019
*Market share in shoe chains


MEET
CHRISTINA
OUR TARGET CUSTOMER

CHRISTINA REPRESENTS

30%	**35%**	**65%**
Of our total customer base	Higher lifetime value vs average FF customer	More valuable vs average FF customer

BRANDS

High-demand iconic brands for the family



KIDS

A key differentiator, fit zone, sizing experts, dedicated kids shopping area



EXPERIENCE

- Inspired shopping experiences in-store and online
- Knowledgeable, friendly associates
- FLAIR stores – enhanced look and feel – distorting top brands
- Website – extended options including sizes and style


WE
KNOW
HER

WE'RE BUILDING OUR BRAND AROUND WHAT SHE NEEDS


Barbie

MODERN, RELEVANT

Celebrate culture and community through activations and storytelling around moments and ideas important to Christina



STYLE

More fashion and collaborations to convert her to self-purchase


Pickup

CONVENIENCE

- Nationwide, largely off-mall and local
- BOPIS – buy online, pick up in store in an hour

KIDS ALL YEAR LONG




NIKE

21%
Of Total Sales is Kids

+24%
Increase in Kids Inventory to LY

10pts
Higher than overall business YOY

28%
of Kids market share in Shoe Chains



FAMOUS FOR BRANDS

CHRISTINA BUYS BRANDS SHE KNOWS & TRUSTS

DISTORTING TOP 10 BRANDS

> Now 78% of Sales

> Up 14 points since 2019

TOP BRANDS FOR THE FAMILY

MEN, WOMEN & KIDS

CONVENIENCE & SCALE


ANC

55% OF THE US POPULATION (70M HOUSEHOLDS) LIVE WITHIN

10 MILES

OF A FAMOUS FOOTWEAR STORE

INSPIRING SHOPPING EXPERIENCE

CONTINUALLY INVESTING IN OUR FLEET

New FLAIR format launched in 2021 with:

- Over-sized, immersive pinwheel displays
- Enhanced layout showcasing newness, trends, and high-demand brands
- Tech-enabled touchscreens


crocs


FAMOUS footwear



RE-IMAGINED SPACE THAT IS NOT ONLY SHOPPABLE BUT ALSO ENJOYABLE.


MUST-HAVE BOOTS
THE BOOT EDIT
THE BOOT EDIT
9:25
famousfootwear.com
FAMOUS footwear
MERRIAM TOWN CENTER
Open today 11:00am - 7:00pm
Find Something Famous For You
FALL FASHION EVENT
TAKE AN EXTRA
30% OFF 1 PAIR
OR
40% OFF 2 OR MORE PAIRS
FAMOUS
famousfootwear
Find your look at the Fall Fashion Event

ENGAGING SHOPPING EXPERIENCE: ONLINE

- Our omni-shopper spends **2x more** than those who shop only online or in store
- We reach Christina online wherever she is: YouTube, Instagram, Pinterest, TikTok, etc.
- Our website showcases brands, trends and styles to drive consumer connection and conversion
- We are positioned digitally to expand to new brands, categories, and to grow share

STRATEGIES FOR SUSTAINED GROWTH

KIDS AND FAMILY STRATEGY

- Kids as a year-long differentiator.
- Acquire Christina through her kids.
- Connect with Christina on an emotional level with content that engages and inspires her.

AMPLIFY BRAND OFFERING

- Distort best brands.
- Highlight best brands and most iconic styles from an inventory, marketing, and store presence perspective.
- Attract new brands.
- Elevate product from existing brand partners.

FASHION PENETRATION INCLUDING VERTICAL BRANDS

- Increase fashion assortment for "Her" and "Him".
- Support One Caleres strategy to increase vertical penetration at Famous.
- Caleres brands represent 6% of our total sales today.
- Expect Caleres brands will be 10% of total Famous by 2026.

ENGAGING OMNI CHANNEL EXPERIENCES

- Invest to deliver a more inspiring experience in stores.
- New FLAIR format has driven a 5% sales lift.
- Penetrate new markets and upgrade locations in top DMA's.
- Drive omnichannel initiatives, including more personalized customer journeys.


THE
BEST
SHOE
STORE
FOR THE
MILLENNIAL
FAMILY
FAMOUS footwear
FAMOUS footwear

THANK YOU

FAMOUS footwear

CALERES

EST ✦ 1878



ONE CALERES MARKETING ECOSYSTEM

Jenny Olsen | Senior Vice President, Chief Marketing Officer

ONE CALERES

MARKETING ECOSYSTEM


Data & Analytics
Loyalty
Consumer Insight
Digital Marketing & Media
56 MILLION CONSUMERS
Brand Marketing

ENABLED BY SCALE	LEVERAGED ACROSS PORTFOLIO	ALIGNED WITH BRAND ETHOS

ONE CALERES

MARKETING ECOSYSTEM


Loyalty
Data & Analytics
Consumer Insight
Digital Marketing & Media
56 MILLION CONSUMERS
Brand Marketing

ENABLED BY SCALE	LEVERAGED ACROSS PORTFOLIO	ALIGNED WITH BRAND ETHOS


BRAND PORTFOLIO
OWNED DIGITAL
+ 50%
FAMOUS.COM
+ 47%
2019 VS 2022


FAMOUSLY you REWARDS
78% OF SALES FROM
FAMOUSLY YOU
REWARDS

LOYALTY PROGRAMS

FAMOUSLY you REWARDS

SOLE CIRCLE REWARDS

ALLEN EDMONDS COLLECTORS Rewards and Exclusives

Sam Edelman LOYALTY

NATURALIZER INSIDER

Famous Footwear
Launched 1996
Relaunched 2019

Vionic
Launched 2016

Allen Edmonds
Launched 2018
Relaunched 2022

Sam Edelman
Launched 2023

Naturalizer
Launched 2023


DIGITAL MARKETING
COMPETENCY
+
STRONG LOYALTY
PROGRAMS
GROWING DTC
BUSINESS
SIGNIFICANT STORE
FOOTPRINT
=
56
MILLION CONSUMERS



CONSUMER DATA PLATFORM (CDP) LAUNCHED

MAY 2023

CHRISTINA STRATEGY

Acquire Christina Through Kids
and Nurture her Value Going Forward



LEADING WITH KIDS to acquire Christina though media



LAUNCH CHURN CAMPAIGN to increase retention





DRIVE REPEAT PURCHASES through kids-specific content and media, and first-time purchaser campaigns

INSPIRE ADDITIONAL PURCHASES and increase share of wallet through personalized messaging and offers

CHRISTINA STRATEGY

Acquire Christina Through Kids
and Nurture her Value Going Forward



LEADING WITH KIDS
to acquire Christina though media



LAUNCH CHURN CAMPAIGN
to increase retention





DRIVE REPEAT PURCHASES through kids-specific content and media, and first-time purchaser campaigns



INSPIRE ADDITIONAL PURCHASES and increase share of wallet through personalized messaging and offers


Meta
Kids Campaigns Drove
2X ROAS & 16X STRONGER CONVERSION


Google
Kids Campaigns Drove
HIGHER CONVERSION
AND 14% INCREASE
IN SALES

CHRISTINA STRATEGY

Acquire Christina Through Kids
and Nurture her Value Going Forward



LEADING WITH KIDS
to acquire Christina though media

INSPIRE ADDITIONAL PURCHASES and
increase share of wallet through personalized messaging and offers

DRIVE REPEAT PURCHASES
through kids-specific content and media, and first-time purchaser campaigns

LAUNCH CHURN CAMPAIGN to
increase retention









NATURALIZER

REACH MORE EXTENDED SIZE CUSTOMERS

Sam Edelman

ACQUIRE AND RETAIN THE VALUABLE TREND SEEKER

VIONIC

TARGET THE NEXT GENERATION OF YOUNGER WELLNESS SEEKERS

ALLEN EDMONDS
PORT WASHINGTON

TAILOR PERSONALIZED MESSAGES TO CURRENT AND FUTURE COLLECTORS

ONE CALERES

MARKETING ECOSYSTEM



Loyalty
Data & Analytics
Consumer Insight
Digital Marketing & Media
56 MILLION CONSUMERS
Brand Marketing
Customer Data Platform (CDP)
Personalization and AI

ENABLED BY SCALE | LEVERAGED ACROSS PORTFOLIO | ALIGNED WITH BRAND ETHOS

CALERES

EST ✦ 1878



FINANCIAL REVIEW

Jack Calandra | Senior Vice President, Chief Financial Officer

CALERES REITERATES

THIRD QUARTER AND FULL YEAR GUIDANCE

THIRD QUARTER

Consolidated net sales down low single-digits, compared to third quarter 2022

Diluted earnings per share of $1.25 to $1.30

Adjusted diluted earnings per share of $1.30 to $1.35

FULL-YEAR

Consolidated sales down 3 percent to 5 percent vs. fiscal 2022, including the 53rd week

Diluted earnings per share of $4.02 to $4.22
Adjusted diluted earnings per share of $4.10 to $4.30

Consolidated operating margin of 7.3 percent to 7.5 percent

Interest expense of $17 million to $19 million

Effective tax rate of about 25 percent

Capital expenditures of $50 million to $60 million

Reflects non-GAAP Adj. EPS


A LOOK BACK

FINANCIAL ACCOMPLISHMENTS

2019 TO 2022

SALES

$3.0B

NET SALES IN 2022

GROSS MARGIN

43.3%

UP 250 BPS VS 2019

OPERATING MARGIN

7.3%

COMPARED TO 4.4% IN 2019

ADJUSTED EPS

$4.52

COMPARED TO $2.10 IN 2019

DEBT REDUCTION

$228M

SINCE BEGINNING OF 2019, INCLUDING ELIMINATING $200M OF LONG-TERM DEBT

CASH RETURNED TO SHAREHOLDERS

$180M

THROUGH DIVIDENDS AND SHARE REPURCHASES

HISTORICAL ADJUSTED EPS



STRUCTURAL CHANGES DRIVE A NEW BASELINE EPS OF $4.00+
$2.09
-$1.40
$4.29
$4.52
$4.20
2015-2019 AVERAGE
2020
2021
2022
2023*

Reflects Adj Diluted EPS
**Reflects midpoint of guidance range*

STRUCTURAL CHANGES DRIVING $4.00+ EPS BASELINE



$2.10
$4.20
2019 ACTUAL
OPERATIONAL CHANGES
FINANCIAL CHANGES
INVESTMENTS
2023 GUIDANCE

Operational and financial structural changes enabled critical investments in the business AND a doubling of EPS, providing a new, higher baseline EPS of $4.00+.

Reflects Adj Diluted EPS
**Reflects midpoint of guidance range*

STRUCTURAL CHANGES: OPERATIONAL

BRAND PORTFOLIO

Improved Margin Rate Profile:

- Edit-to-Win initiative driving more volume through fewer SKUs
- ~20% of receipts sourced through speed programs reducing inventory risk and markdowns
- Evolved distribution model reducing low-margin make-up product and expanding e-commerce sales

Closure of Naturalizer Retail Stores: ~150 dilutive Naturalizer retail stores were closed

Exited Dilutive Brands: Exited four brands that were dilutive to earnings

Streamlined Org Structure: Streamlined org structure of smaller brands

FAMOUS FOOTWEAR

Closure of Underperforming Stores: 100+ underperforming stores were closed

Improved Margin Rate Profile: Increased the number of exclusions from promotions, driving over 150 bps in sustainable margin rate improvement versus 2019

+$125M

OPERATING PROFIT IMPROVEMENT VS. '19

+$2.40

EPS IMPROVEMENT VS. '19

STRUCTURAL CHANGES: FINANCIAL

DEBT / INTEREST REDUCTION

Eliminated Long-Term Debt: Eliminated $200M of long-term debt

Reduced Revolver Debt: Reduced ABL revolver debt by ~$50M since the elimination of the long-term debt

- **Offset by Interest Rate Increases**: LIBOR rates increased over 500 bps since revolver amendment partially offsetting savings initiatives above

SHARE REPURCHASES

Share Repurchases: Returned over $150M to shareholders through the repurchase of 8.7M shares (at an average price of $17.86)

($10M)
INTEREST EXPENSE

+$0.75
EPS IMPROVEMENT

INVESTMENTS: 2019 THROUGH 2023

$115M INVESTMENT CAPITAL + **$105M** MAINTENANCE CAPITAL + **$80M** EXPENSE INVESTMENTS = **$300M** TOTAL INVESTMENTS*

	2019	2020	2021	2022	2023

DESIGN AND INNOVATION

- CAL Lab
- Expand use of consumer insights

CONSUMER EXPERIENCE

- E-commerce replatform
- Famous Footwear store refreshes
- FLAIR store development and roll-out
- Grow digital and marketing team
- BOPIS & ship-from-store capabilities
- Build CDP

LOGISTICS

- Automate wholesale distribution centers
- Expand retail DC and drop ship capabilities

IT INFRASTRUCTURE

- Ongoing cybersecurity and IT enhancements
- Common platform

*Does not include acquisitions


CALERES
EST + 1878
A LOOK FORWARD

THREE-YEAR PLAN: SALES AND EARNINGS

NET SALES



+$360M, +4% CAGR
$2,850M
$3,210M
2023 GUIDANCE
2026 PLAN

SEGMENT SALES



Brand Portfolio
+$275M, +6.8% CAGR
2023 GUIDANCE
2026 PLAN
Famous Footwear
+$75M, +1.6% CAGR *
2023 GUIDANCE
2026 PLAN

*+2% CAGR exc. '23 53rd wk

ADJUSTED EPS



+$1.80, +13% CAGR
$4.20
$6.00
2023 GUIDANCE
2026 PLAN

SEGMENT OPERATING PROFIT



Brand Portfolio
+$75M
14% of sales
2023 GUIDANCE
2026 PLAN
Famous Footwear
+$10M
8% of sales
2023 GUIDANCE
2026 PLAN

Reflects midpoint of guidance range

THREE-YEAR PLAN: SALES AND EARNINGS

	NET SALES	OPERATING EARNINGS
2023 GUIDANCE	 Brand Portfolio 44% Famous Footwear 56%	 Brand Portfolio 50% Famous Footwear 50%
2026 OUTLOOK	 Brand Portfolio 48% Famous Footwear 52%	 Brand Portfolio 60% Famous Footwear 40%

Net Sales and Operating Earnings exclude

THREE-YEAR PLAN: STRATEGIES DRIVING RESULTS

BRAND PORTFOLIO

- Channel expansion through strategic wholesale relationships
- Accelerate direct-to-consumer through owned retail and e-commerce sites
- Drive international growth
- Select category expansion into casual and athletic
- Increase vertical penetration of CAL brands at Famous

$275M Incremental Sales

FAMOUS FOOTWEAR

- Amplify Brands – Distort best brand and capture new brands
- Fashion Penetration - Grow fashion to 50% of footwear sales mix including vertical brand growth
- Engaging customer experience - FLAIR format, omnichannel initiatives, new markets and upgrades
- Kid's and Family Strategy - Increase leadership position in kid's footwear and capture whole family

$75M Incremental Sales

CORPORATE / TOTAL COMPANY

- Rigorous inventory management to maintain high margins
- Manage expenses to ~36% of sales
- Maximize asset utilization

100 bps SG&A Leverage

STRONG FINANCIAL PERFORMANCE

TOTAL SHAREHOLDER RETURN (TSR) WALK 2023-2026



Potential Multiple Expansion
Additional Share Buyback
Higher Dividend
Accretive M&A
+11% to +13%
Low-to-Mid-Teens
MARKET GROWTH (1% ANNUAL)
FF SHARE GROWTH
BP SHARE GROWTH
OP MARGIN EXPANSION
INTEREST EXPENSE SAVINGS
EPS (EXCL. SHARE REPURCHASE
DIVIDEND
TSR

11% - 13%
EPS Growth CAGR

LOW-TO-MID TEENS
Annual TSR Target

CUMULATIVE OPERATING CASH FLOW AND USES

2019-2022



$592M
$592M
OTHER, $24M
DEBT REDUCTION, $228M
SHARE REPURCHASES, $137M
DIVIDENDS PAID, $43M
CAPEX, $160M
OPERATING CASH FLOW
CASH USES

We have a record of putting cash to use – investing in high-growth opportunities, reducing debt and returning to shareholders

THREE-YEAR PLAN: USES OF OPERATING CASH FLOW

CUMULATIVE OPERATING CASH FLOW USES


$592M
OTHER, $24M
DEBT REDUCTION, $228M
SHARE REPURCHASES, $137M
DIVIDENDS PAID, $43M
CAPEX, $160M
2019-2022
$870M
DISCRETIONARY / OTHER
DEBT REDUCTION
SHARE REPURCHASES
DIVIDENDS PAID
CAPEX, $270M
2023-2026
Free Cash Flow
$600M

THREE-YEAR PLAN: USES OF CASH

CAPEX SPEND


~$70M
$40M
2019-2022 AVERAGE
2023-2026 AVERAGE

CALERES DEBT PROFILE



$600M
$500M
$400M
$300M
$200M
$100M
$0M
$244M
<$100M
2019
2020
2021
2022
2023 Q2
2026
Long-Term Debt
Credit Facility Borrowings

THREE-YEAR PLAN DEBT TARGETS

< $100M
in total debt

< 0.5X
Debt / EBITDA Ratio

THREE-YEAR PLAN: CAPITAL ALLOCATION PRIORITIES

PRIORITY LEVEL

INVEST FOR ORGANIC GROWTH	Make targeted investments in brands and capabilities with the greatest opportunity for profitable growth
PAY DIVIDEND	Continue to fund our long-standing dividend
DEBT REDUCTION	Reduce debt to below $100M
SHARE REPURCHASES	Opportunistically repurchase shares
M&A	Consider opportunistic M&A in white spaces (men's, Gen Z and international)

CONCLUSION / TAKEAWAYS

1. **Baseline EPS of $4.00+ is sustainable** based on structural changes
2. Three-year **plan is balanced and achievable**, grounded in identified and quantified strategies, and benefiting from previous investments
3. Three-year plan **delivers attractive EPS growth/TSR**, with multiple growth vectors for additional upside
4. Capital allocation priorities continue to **focus on organic growth, a strong balance sheet, and return of free cash flow to shareholders**
5. With this three-year plan and our current trading multiple, we believe CAL stock is a **compelling investment**

CALERES INVESTOR DAY // October 5th, 2023

CALERES

EST ✦ 1878

Famous Footwear | Sam Edelman | Allen Edmonds | Naturalizer | Vionic | Dr Scholls | Franco Sarto | LifeStride | Veronica Beard | Vince | Blowfish | Rykä



CULTURE, GOVERNANCE, & CLOSING REMARKS

Jay Schmidt | President and Chief Executive Officer


CALERES
EST ✦ 1878
OUR CULTURE IS
DEFINED BY A DRIVE FOR
ACHIEVING RESULTS AND A PASSION
FOR EXCELLENCE

CALERES
LEARNING




TARGET ASPIRATION
Deepen
Deepen
Strengthen
CALERES 2022
1
RESULTS
2
CARING
3
LEARNING

CLC
CALERES LEARNING CENTER


CALERES
FORW>RD
ENGAGED
PEOPLE

Advanced Leadership Workshop	★★★★★	4.9
Q4 Leadership	★★★★★	4.8
First Time Leader Development	★★★★★	4.8

Overall Rating Across Trainings
4.8

CALERES

CAL LAB



LABNOTES
NXT TUESDAY
MAG DROP
OCT. 10TH
CALLAB
2023 DESIGN EXCELLENCE AWARDS
sign Excellence Awards Voting is LIVE
ur favorite finalist become a winner by placing your vote!
s open now through October 27th. One vote per person.
VOTE HERE
BAPE X HIGHSNOBIETY Offers a Full Matching Uniform
Utilizing three major color tones (ivory, beige, and charcoal), the collection offers a matching uniform all the way up from co-branded baseball caps down to limited-edition sneakers.
HIGHSNOBIETY
5 big trend takeaways from New York Fashion Week's spring-summer 2024 shows
The pendulum swung between cotton candy floof and sharp-edged cuts, with occasional centrist pauses for quiet luxury and feminine undertones.
FASHION DIVE
CAL LAB
INSPIRE > IGNITE > INNOV
PRIVATE MEETING SPACE
MATERIAL/SAMPLE STORAGE
MEETING ROOM #
MEETING ROOM #4 - CAL LAB

CALERES

INCLUSIVITY


AMERICA'S MOST RESPONSIBLE COMPANIES 2022
Newsweek
statista
AMERICA'S MOST RESPONSIBLE COMPANIES 2022
HUMAN RIGHTS CAMPAIGN FOUNDATION
BEST PLACES TO WORK
2022 for LGBTQ+ Equality
100% CORPORATE EQUALITY INDEX
NACD
2021 NACD DIVERSITY, EQUITY & INCLUSION AWARDS
WOMEN'S FORUM OF NEW YORK

CALERES CARES
& CHARITABLE TRUST


STRENGTHENING
FAMILIES


DIVERSITY, EQUITY
& INCLUSION
CALERES


SUSTAINABILITY


FOOTWEAR
INDUSTRY


ARTS & CULTURE

2025 ESG GOALS

100%
ENVIRONMENTALLY PREFERRED MATERIALS

35%
REDUCTION IN SAMPLES

50%
REDUCTION OF WASTE

25%
REDUCTION IN ENERGY USAGE


CALERES
EST ✦ 1878


ALLEN EDMONDS 1922
PORT WASHINGTON
NATURALIZER
VIONIC
Sam Edelman
FAMOUS footwear™
VERONICA BEARD
VINCE.
Blowfish MALIBU
Dr.Scholl's SHOES
FrancoSarto
LifeStride
rykä

CALERES

EST ✦ 1878

APPENDIX

RECONCILIATION OF FINANCIAL RESULTS (GAAP BASIS) TO ADJUSTED RESULTS (NON-GAAP BASIS)

	(Unaudited) Fifty-Two Weeks Ended Consolidated			
($ thousands)	January 28, 2023	January 29, 2022	January 30, 2021	February 1, 2020
Net sales	$ 2,968,138	$ 2,777,604	$ 2,117,070	$ 2,921,562
Gross profit	$ 1,284,873	$ 1,227,317	$ 787,049	$ 1,184,360
Gross margin	43.3%	44.2%	37.2%	40.5%
Charges/Other Items:				
Brand Portfolio - brand exits	—	—	3,983	2,969
COVID-19-related expenses	—	—	33,416	—
Vionic acquisition and integration-related costs	—	—	—	5,812
Total charges/other items	—	—	37,399	8,781
Adjusted gross profit	$ 1,284,873	$ 1,227,317	$ 824,448	$ 1,193,141
Adjusted gross margin	43.3%	44.2%	38.9%	40.8%
Operating earnings (loss)	$ 214,327	$ 205,807	(485,658)	$ 103,813
Operating margin	7.2%	7.4%	(22.9%)	3.6%
Charges/Other Items:				
Organizational changes	2,910	—	—	—
Brand Portfolio - brand exits	—	13,482	16,372	3,520
Goodwill and intangible asset impairment charges	—	—	286,524	—
COVID-19-related expenses	—	—	114,285	—
Vionic acquisition and integration-related costs	—	—	3,436	7,696
Expense containment initiatives	—	—	—	12,353
Total charges/other items	2,910	13,482	420,617	23,569
Adjusted operating earnings (loss)	$ 217,237	$ 219,289	$ (65,041)	$ 127,382
Adjusted operating margin	7.3%	7.9%	(3.1%)	4.4%

RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited) Fifty-Two Weeks Ended											
	January 28, 2023			January 29, 2022			January 30, 2021			February 1, 2020		
($ thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share
GAAP earnings		$ 181,742	$ 4.92		$ 137,019	$ 3.56		$ (439,114)	$ (11.80)		$ 62,819	$ 1.53
Charges/other items:												
Deferred tax valuation allowance adjustment	$ —	(17,374)	(0.47)	$ —	4,040	$ 0.10	—	—	—	—	—	—
Organizational changes	2,910	2,723	0.07	—	—	—	—	—	—	—	—	—
Fair value adjustment to Blowfish purchase obligation	—	—	—	15,423	11,454	0.30	23,935	17,773	0.48	5,428	4,031	0.10
Brand Portfolio - brand exits	—	—	—	13,482	11,927	0.31	16,372	14,867	0.40	3,520	2,613	0.06
Loss on early extinguishment of debt	—	—	—	1,011	750	0.02	—	—	—	—	—	—
Goodwill and intangible asset impairment charges	—	—	—	—	—	—	286,524	236,360	6.35	—	—	—
COVID-19-related expenses	—	—	—	—	—	—	114,285	115,533	3.10	—	—	—
Vionic acquisition and integration-related costs	—	—	—	—	—	—	3,436	2,552	0.07	7,696	5,714	0.14
Expense containment initiatives	—	—	—	—	—	—	—	—	—	15,033	11,189	0.27
Total charges/other items	$ 2,910	$ (14,651)	$ (0.40)	$ 29,916	$ 28,171	$ 0.73	444,552	$ 387,085	$ 10.40	31,677	$ 23,547	$ 0.57
Adjusted earnings		$ 167,091	$ 4.52		$ 165,190	$ 4.29		$ (52,029)	$ (1.40)		$ 86,366	$ 2.10